Exhibit 10.6

OURA INC.

2026 SHARE OPTION AND GRANT PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Oura Inc. 2026 Share Option and Grant Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, directors, and Consultants of Oura Inc., a Delaware corporation (including any successor entity, the “Company”) and its Subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

The following terms shall be defined as set forth below:

“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units or any combination of the foregoing.

“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan; provided, however, in the event of any conflict in the terms of the Plan and the Award Agreement, the terms of the Plan shall govern.

“Board” means the Board of Directors of the Company.

“Cause” shall have the meaning as set forth in the Award Agreement(s) or in any written employment agreement between the Company or a Subsidiary and the grantee. In the case that any Award Agreement does not contain a definition of “Cause” or the grantee is not party to a written employment agreement with the Company or a Subsidiary that contains a definition of “Cause,” it shall mean (i) the grantee’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers vendors or other third parties with which such entity does business; (ii) the grantee’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the grantee’s failure to perform his or her assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the grantee by the Company; (iv) the grantee’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the grantee’s material violation of any provision of any agreement(s) between the grantee and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Consultant” means any natural person that provides bona fide services to the Company (including a Subsidiary), and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Disability” means “disability” as defined in Section 422(c) of the Code.

“Effective Date” means the date on which the Plan is adopted as set forth on the final page of the Plan.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Shares on any given date means the fair market value of the Shares determined in good faith by the Committee based on the reasonable application of a reasonable valuation method not inconsistent with Section 409A of the Code. If the Shares are admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Shares are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.

“Good Reason” shall have the meaning as set forth in the Award Agreement(s) or in any written employment agreement between the Company or a Subsidiary and the grantee. In the case that any Award Agreement does not contain a definition of “Good Reason” or the grantee is not party to a written employment agreement with the Company or a Subsidiary that contains a definition of “Good Reason,” it shall mean (i) a material diminution in the grantee’s base salary except for across-the-board salary reductions similarly affecting all or substantially all similarly situated employees of the Company or (ii) a change of more than 50 miles in the geographic location at which the grantee provides services to the Company, so long as the grantee provides at least 90 days notice to the Company following the initial occurrence of any such event and the Company fails to cure such event within 30 days thereafter.

“Grant Date” means the date that the Committee designates in its approval of an Award in accordance with applicable law as the date on which the Award is granted, which date may not precede the date of such Committee approval.

“Holder” means, with respect to an Award or any Shares, the Person holding such Award or Shares, including the initial recipient of the Award or any Permitted Transferee.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Initial Public Offering” means the consummation of the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act or, in the case of a public offering on a recognized non-US stock exchange, such other prospectus as is required under applicable securities laws and listing rules, covering the offer and sale by the Company of its equity securities, as a result of or following which the Shares shall be publicly held.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase or subscribe Shares granted pursuant to Section 5.

“Permitted Transferees” means any of the following to whom a Holder may transfer Shares hereunder (as set forth in Section 9(a)(ii)(A)): the Holder’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than 50 percent of the beneficial interest, a foundation in which these persons control the management of assets, and any other entity in which these persons own more than fifty percent of the voting interests; provided, however, that any such trust does not require or permit distribution of any Shares during the term of the Award Agreement unless subject to its terms. Upon the death of the Holder, the term Permitted Transferees shall also include such deceased Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees, as the case may be.

“Person” means any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Restricted Stock Award” means Awards granted pursuant to Section 6 and “Restricted Stock” means Shares issued pursuant to such Awards.

“Restricted Stock Unit” means an Award denominated in units of Shares, which may be settled in cash or Shares as determined by the Committee, pursuant to Section 8.

“Sale Event” means the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity (or its ultimate parent, if applicable), (iv) the acquisition of all or a majority of the outstanding voting stock of the Company in a single transaction or a series of related transactions by a Person or group of Persons, or (v) any other acquisition of the business of the Company, as determined by the Board; provided, however, that the Company’s Initial Public Offering, any subsequent public offering or another capital raising event, or a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.”

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Service Relationship” means any relationship as a full-time employee, part-time employee, director or Consultant of the Company or any Subsidiary or any successor entity (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Shares” means the Company’s common stock (as set out in the Amended and Restated Certificate of Incorporation).

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has more than a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent of the Company or any Subsidiary.

“Termination Event” means the termination of the Award recipient’s Service Relationship with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including, without limitation, upon death, disability, retirement, discharge or resignation for any reason, whether voluntarily or involuntarily. The following shall not constitute a Termination Event: (i) a transfer to the service of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Committee, if the individual’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

“Unrestricted Stock Award” means any Award granted pursuant to Section 7 and “Unrestricted Stock” means Shares issued pursuant to such Awards.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Board, or at the discretion of the Board, by a committee of the Board, comprised of not less than two directors. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).

(b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of Shares to be covered by any Award and, subject to the provisions of the Plan, the price, exercise price, conversion ratio or other price relating thereto;

(iv) to determine and, subject to Section 12, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) to impose any limitations on Awards, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;

(vii) subject to Section 5(a)(ii) and any restrictions imposed by Section 409A, to extend at any time the period in which Stock Options may be exercised; and

(viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including Award Agreements); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan. All decisions and interpretations of the Committee shall be binding on all persons, including the Company and all Holders.

(c) Delegation of Authority to Grant Awards. Subject to applicable law, the Committee, in its discretion, may delegate to one or more officers of the Company the power to designate non- officer employees to be recipients of Awards, and to determine the number of Shares underlying such Awards to be received by such employees; provided, however, that the resolution so authorizing the officer(s) shall specify the total number of Shares underlying Awards the officer(s) may so award and may not delegate to the officer(s) the authority to set the exercise price or the vesting terms of such Awards. Any such delegation by the Committee shall also provide that the officer(s) may not grant Awards to himself or herself (or other officers) without the approval of the Committee. The Committee may revoke or amend the terms of a delegation at any time, but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

(d) Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award.

(e) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s governing documents, including its certificate of incorporation or bylaws, or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and any Subsidiary operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries, if any, shall be covered by the Plan; (ii) determine which individuals, if any, outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

SECTION 3. SHARES ISSUABLE UNDER THE PLAN; MERGERS AND OTHER TRANSACTIONS; SUBSTITUTION

(a) Shares Issuable. The maximum number of Shares reserved and available for issuance under the Plan shall be 5,166,637 Shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the Shares underlying any Awards that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of Shares or otherwise terminated (other than by exercise) and Shares that are withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding shall be added back to the Shares available for issuance under the Plan. Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award, and no more than 51,666,370 Shares may be issued pursuant to Incentive Stock Options. The Shares available for issuance under the Plan may be authorized but unissued Shares or Shares reacquired by the Company. The Shares shall have no nominal value. All Shares are subject to the redemption and consent clauses set forth under the bylaws of the Company.

(b) Changes in Capital Structure. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional Shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, in each case, without the receipt of consideration by the Company, or, if, as a result of any merger or consolidation, or sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for other securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate and proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per Share subject to each outstanding Award, and (iv) the exercise price for each Share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The Committee shall in any event make such adjustments as may be required by applicable law including Section 25102(o) of the California Corporation Code and the rules and Regulations promulgated thereunder. The adjustment by the Committee shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(c) Sale Events.

(i) Options.

(A) In the case of and subject to the consummation of a Sale Event, the Plan and all outstanding Options issued hereunder shall terminate upon the effective time of any such Sale Event unless assumed or continued by the successor entity, or new stock options or other awards of the successor entity or parent thereof are substituted therefor, with an equitable or proportionate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

(B) In the event of the termination of the Plan and all outstanding Options issued hereunder pursuant to Section 3(c), each Holder of Options shall be permitted, within a period of time prior to the consummation of the Sale Event as specified by the Committee, to exercise all such Options which are then exercisable or will become exercisable as of the effective time of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

(C) Notwithstanding anything to the contrary in Section 3(c)(i)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Options, without any consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the excess (if any) of (x) the value as determined by the Committee of the consideration payable per Share pursuant to the Sale Event (the “Sale Price”) times the number of Shares subject to outstanding Options being cancelled (to the extent then vested and exercisable, including by reason of acceleration in connection with such Sale Event) over (y) the aggregate exercise price of all such outstanding vested and exercisable Options.

(ii) Restricted Stock and Restricted Stock Unit Awards.

(A) In the case of and subject to the consummation of a Sale Event, all unvested Restricted Stock and unvested Restricted Stock Unit Awards (other than those becoming vested as a result of the Sale Event) issued hereunder shall be forfeited immediately prior to the effective time of any such Sale Event unless assumed or continued by the successor entity, or awards of the successor entity or parent thereof are substituted therefor, with an equitable or proportionate adjustment as to the number and kind of shares subject to such awards as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

(B) In the event of the forfeiture of Restricted Stock pursuant to Section 3(c)(ii)(A), such Restricted Stock shall be repurchased from the Holder thereof at a price per share equal to the lower of (x) the original per share purchase price paid by the Holder (subject to adjustment as provided in Section 3(b)) for such Shares or (y) the Sale Price.

(C) Notwithstanding anything to the contrary in Section 3(c)(ii)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Restricted Stock or Restricted Stock Unit Awards, without consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the Sale Price times the number of Shares subject to such Awards, to be paid at the time of such Sale Event or upon the later vesting of such Awards.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, directors and Consultants of the Company and any Subsidiary who are selected from time to time by the Committee in its sole discretion; provided, however, that Awards shall be granted only to those individuals described in Rule 701(c) of the Securities Act.

SECTION 5. STOCK OPTIONS

Upon the grant of a Stock Option, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees. Stock Options granted under the Plan may be either Incentive Stock Options or Non- Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

(a) Terms of Stock Options. The Committee in its discretion may grant Stock Options to those individuals who meet the eligibility requirements of Section 4. Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable and as may be included in any subsequent decision by the Board on the issuance of Stock Options.

(i) Exercise Price. The exercise price per share for the Shares covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price per share for the Shares covered by such Incentive Stock Option shall not be less than 110 percent of the Fair Market Value on the Grant Date. The exercise price in its entirety shall be booked to the Company’s non- restricted equity fund.

(ii) Option Term. The term of each Stock Option shall be fixed by the Committee, and all Stock Options must be exercised no later than ten years from the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the Grant Date.

(iii) Exercisability; Rights of a Shareholder. Each Stock Option shall entitle the optionee to subscribe for one (1) Share. Stock Options shall become exercisable and/or vested at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Grant Date. The Award Agreement may permit a grantee to exercise all or a portion of a Stock Option immediately at grant; provided that the Shares issued upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option, such Shares shall be deemed to be Restricted Stock for purposes of the Plan, and the optionee may be required to enter into an additional or new Award Agreement as a condition to exercise of such Stock Option. An optionee shall have the rights of a shareholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

An optionee shall not be deemed to have acquired any Shares unless and until a Stock Option shall have been exercised pursuant to the terms of the Award Agreement and this Plan, and the optionee’s name has been entered in the Company’s books and records as a shareholder.

(iv) Method of Exercise. Stock Options may be exercised by an optionee in whole or in part, by the optionee giving written or electronic notice of exercise to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods (or any combination thereof) to the extent provided in the Award Agreement:

(A) In cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Committee;

(B) If permitted by the Committee, by the optionee delivering to the Company a promissory note, if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his or her Stock Option;

(C) If permitted by the Committee and the Initial Public Offering has occurred (or the Shares otherwise become publicly-traded), through the delivery (or attestation to the ownership) of Shares that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. To the extent required to avoid variable accounting treatment under ASC 718 or other applicable accounting rules, such surrendered Shares if originally purchased from the Company shall have been owned by the optionee for at least six months. Such surrendered Shares shall be valued at Fair Market Value on the exercise date;

(D) If permitted by the Committee and the Initial Public Offering has occurred (or the Shares otherwise become publicly-traded), by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

(E) If permitted by the Committee, and only with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. No transfer to the optionee on the records of the Company will take place, until the Company has completed all steps it has deemed necessary to satisfy legal requirements relating to the issuance and sale of the Shares, which steps may include, without limitation, (i) receipt of a representation from the optionee at the time of exercise of the Option that the optionee is purchasing the Shares for the optionee’s own account and not with a view to any sale or distribution of the Shares or other representations relating to compliance with applicable law governing the issuance of securities, (ii) the legending of or notation on any book entry representing the Shares to evidence the foregoing restrictions, and (iii) obtaining from optionee payment or provision for all withholding taxes due as a result of the exercise of the Option. The transfer to the optionee on the records of the Company with respect to uncertificated Shares to be purchased pursuant to the exercise of a Stock Option will be contingent upon (A) receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements contained in the Award Agreement or applicable provisions of laws and (B) if required by the Company, the optionee shall have entered into any shareholders agreements or other agreements with the Company and/or certain other of the Company’s shareholders relating to the Shares. In the event an optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the optionee upon the exercise of the Stock Option shall be net of the number of Shares attested to.

(b) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company or its parent and any Subsidiary that become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000 or such other limit as may be in effect from time to time under Section 422 of the Code. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(c) Termination. Any portion of a Stock Option that is not vested and exercisable on the date of termination of an optionee’s Service Relationship shall immediately expire and be null and void. Once any portion of the Stock Option becomes vested and exercisable, the optionee’s right to exercise such portion of the Stock Option (or the optionee’s representatives and legatees as applicable) in the event of a termination of the optionee’s Service Relationship shall continue until the earliest of: (i) the date which is: (A) 12 months following the date on which the optionee’s Service Relationship terminates due to death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (B) three months following the date on which the optionee’s Service Relationship terminates if the termination is due to any reason other than death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (ii) the Expiration Date set forth in the Award Agreement; provided that notwithstanding the foregoing, an Award Agreement may provide that if the optionee’s Service Relationship is terminated for Cause (or where grounds for a termination for Cause may exist), the Stock Option shall terminate immediately and be null and void upon the date of the optionee’s termination and shall not thereafter be exercisable.

SECTION 6. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) to an eligible individual under Section 4 hereof a Restricted Stock Award under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives and/or such other criteria as the Committee may determine. Upon the grant of a Restricted Stock Award, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Shareholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee of Restricted Stock shall be considered the record owner of and shall be entitled to vote the Restricted Stock if, and to the extent, such Shares are entitled to voting rights, subject to such conditions contained in the Award Agreement. The grantee shall be entitled to receive all dividends and any other distributions declared on the

Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution. Unless the Committee shall otherwise determine, any certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in subsection (d) below of this Section, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank and such other instruments of transfer as the Committee may prescribe.

(c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Award Agreement. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 12 below, in writing after the Award Agreement is issued, if a grantee’s Service Relationship with the Company and any Subsidiary terminates, the Company or its assigns shall have the right, as may be specified in the relevant instrument, to repurchase some or all of the Shares subject to the Award at such purchase price as is set forth in the Award Agreement.

(d) Vesting of Restricted Stock. The Committee at the time of grant shall specify in the Award Agreement the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the substantial risk of forfeiture imposed shall lapse and the Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Award Agreement.

SECTION 7. UNRESTRICTED STOCK AWARDS

The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) to an eligible person under Section 4 hereof an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 8. RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Committee may, in its sole discretion, grant to an eligible person under Section 4 hereof Restricted Stock Units under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Vesting conditions may be based on continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives and/or other such criteria as the Committee may determine. Upon the grant of Restricted Stock Units, the grantee and the Company shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee and may differ among individual Awards and grantees. On or promptly following the vesting date or dates applicable to any Restricted Stock Unit, but in no event later than March 15 of the year following the year in which such vesting occurs, such Restricted Stock Unit(s) shall be settled in the form of cash or Shares, as specified in the Award Agreement. Restricted Stock Units may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of.

(b) Rights as a Shareholder. A grantee shall have the rights of a shareholder only as to Shares, if any, acquired upon settlement of Restricted Stock Units. A grantee shall not be deemed to have acquired any such Shares unless and until the Restricted Stock Units shall have been settled in Shares pursuant to the terms of the Plan and the Award Agreement, and the grantee’s name has been entered in the Company’s books and records as a shareholder.

(c) Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s cessation of Service Relationship with the Company and any Subsidiary for any reason.

SECTION 9. TRANSFER RESTRICTIONS; COMPANY RIGHT OF FIRST REFUSAL; COMPANY REPURCHASE RIGHTS

(a) Restrictions on Transfer.

(i) Non-Transferability of Stock Options. Stock Options and, prior to exercise, the Shares issuable upon exercise of such Stock Option, shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution or pursuant to a domestic relations order, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement or by subsequent approval regarding a given Stock Option that the optionee may transfer by gift, without consideration for the transfer, his or her Non-Qualified Stock Options to his or her family members (as defined in Rule 701 of the Securities Act), to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners (to the extent such trusts or partnerships are considered “family members” for purposes of Rule 701 of the Securities Act), provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement, including the execution of a stock power upon the issuance of Shares. Stock Options, and the Shares issuable upon exercise of such Stock Options, shall be restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” (as defined in the Exchange Act) or any “call equivalent position” (as defined in the Exchange Act) prior to exercise.

(ii) Shares. No Shares shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (i) the transfer is in compliance with the terms of the applicable Award Agreement, all applicable securities laws (including, without limitation, the Securities Act), and with the terms and conditions of this Section 9, (ii) the transfer does not cause the Company to become subject to the reporting requirements of the Exchange Act, and the transferee consents in writing to be bound by the provisions of the Plan and the Award Agreement, including this Section 9. In connection with any proposed transfer, the Committee may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Committee, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Securities Act). Any attempted transfer of Shares not in accordance with the terms and conditions of this Section 9 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Shares as a result of any such transfer, shall otherwise refuse to recognize any such transfer and shall not in any way give effect to any such transfer of Shares. The Company shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity including, without limitation, seeking specific performance or the rescission of any transfer not made in strict compliance with the provisions of this Section 9. Subject to the foregoing general provisions, and unless otherwise provided in the applicable Award Agreement, Shares may be transferred pursuant to the following specific terms and conditions (provided that with respect to any transfer of Restricted Stock, all vesting and forfeiture provisions shall continue to apply with respect to the original recipient):

(A) Transfers to Permitted Transferees. The Holder may transfer any or all of the Shares to one or more Permitted Transferees; provided, however, that following such transfer, such Shares shall continue to be subject to the terms of this Plan (including this Section 9) and such Permitted Transferee(s) shall, as a condition to any such transfer, deliver a written acknowledgment to that effect to the Company and shall deliver a stock power to the Company with respect to the Shares. Notwithstanding the foregoing, the Holder may not transfer any of the Shares to a Person whom the Company reasonably determines is a direct competitor or a potential competitor of the Company or any of its Subsidiaries.

(B) Transfers Upon Death. To the fullest extent permissible under applicable law, upon the death of the Holder, any Shares then held by the Holder at the time of such death and any Shares acquired after the Holder’s death by the Holder’s legal representative shall be subject to the provisions of this Plan, and the Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Shares to the Company or its assigns under the terms contemplated by the Plan and the Award Agreement.

(b) Right of First Refusal. In the event that a Holder desires at any time to sell or otherwise transfer all or any part of his or her Shares (other than shares of Restricted Stock which by their terms are not transferrable), the Holder first shall give written notice to the Company of the Holder’s intention to make such transfer. Such notice shall state the number of Shares that the Holder proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee. At any time within 30 days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of the Offered Shares at the price and on the terms offered by the proposed transferee and specified in the notice. The Company or its assigns shall exercise this right by mailing or delivering written notice to the Holder within the foregoing 30-day period. If the Company or its assigns elect to exercise its purchase rights under this Section 9(b), the closing for such purchase shall, in any event, take place within 45 days after the receipt by the Company of the initial notice from the Holder. In the event that the Company or its assigns do not elect to exercise such purchase right, or in the event that the Company or its assigns do not pay the full purchase price within such 45 day period, the Holder shall be required to pay a transaction processing fee of $10,000 to the Company (unless waived by the Committee) and then may, within 60 days thereafter, sell the Offered Shares to the proposed transferee and at the same price and on the same terms as specified in the Holder’s notice. Any Shares not sold to the proposed transferee shall remain subject to the Plan. If the Holder is a party to any shareholders agreements or other agreements with the Company and/or certain other of the Company’s shareholders relating to the Shares, (i) the transferring Holder shall comply with the requirements of such shareholders agreements or other agreements relating to any proposed transfer of the Offered Shares, and (ii) any proposed transferee that purchases Offered Shares shall enter into such shareholders agreements or other agreements with the Company and/or certain of the Company’s shareholders relating to the Offered Shares on the same terms and in the same capacity as the transferring Holder.

(c) Company’s Right of Repurchase.

(i) Right of Repurchase for Unvested Shares Issued Upon the Exercise of an Option. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares acquired upon exercise of a Stock Option which are still subject to a risk of forfeiture as of the Termination Event. Such repurchase rights may be exercised by the Company within the later of (A) six months following the date of such Termination Event or (B) seven months after the acquisition of Shares upon exercise of a Stock Option. The repurchase price shall be equal to the lower of the original per share price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.

(ii) Right of Repurchase With Respect to Restricted Stock. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares received pursuant to a Restricted Stock Award any Shares that are still subject to a risk of forfeiture as of the Termination Event. Such repurchase right may be exercised by the Company within six months following the date of such Termination Event. The repurchase price shall be the lower of the original per share purchase price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.

(iii) Procedure. Any repurchase right of the Company shall be exercised by the Company or its assigns by giving the Holder written notice on or before the last day of the repurchase period of its intention to exercise such repurchase right. Upon such notification, the Holder shall promptly surrender to the Company, free and clear of any liens or encumbrances, a duly executed stock power for the transfer of such Shares to the Company or the Company’s assignee or assignees. Upon the Company’s or its assignee’s receipt of duly executed stock power, the Company or its assignee or assignees shall deliver to him, her or them a check for the applicable repurchase price; provided, however, that the Company may pay the repurchase price by offsetting and canceling any indebtedness then owed by the Holder to the Company.

(d) Drag Along Right. In the event the holders of a majority of the Company’s equity securities then outstanding (the “Majority Shareholders”) determine to enter into a Sale Event in a bona fide negotiated transaction (a “Sale”), with any non-Affiliate of the Company or any majority shareholder (in each case, the “Buyer”), a Holder of Shares, including any Permitted Transferee, shall be obligated to and shall upon the written request of the Majority Shareholders: (a) sell, transfer and deliver, or cause to be sold, transferred and delivered, to the Buyer, his or her Shares (including for this purpose all of such Holder’s Shares that presently or as a result of any such transaction may be acquired upon the exercise of an Option (following the payment of the exercise price therefor)) on substantially the same terms applicable to the Majority Shareholders (with appropriate adjustments to reflect the conversion of convertible securities, the redemption of redeemable securities and the exercise of exercisable securities as well as the relative preferences and priorities of preferred stock); and (b) execute and deliver such instruments of conveyance and transfer and take such other action, including voting such Shares in favor of any Sale proposed by the Majority Shareholders and executing any purchase agreements, merger agreements, indemnity agreements, escrow agreements or related documents as the Majority Shareholders or the Buyer may reasonably require in order to carry out the terms and provisions of this Section 9(d). Notwithstanding the foregoing, in the event of any inconsistency or conflict between this Section 9(d) and any shareholders’ agreements between Holder and the Company, the terms of such shareholders’ agreement shall govern in lieu of the language in this Section 9(d).

(e) Authorization and Remedy.

(i) Authorization. In order to carry out the provisions of this Section 9 of this Plan more effectively, the Holder hereby authorizes the Company, as the Holder’s attorney-in- fact, to dispose of the Shares issued pursuant to Awards granted under the Plan as provided in this Plan. In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Holder, as the Holder’s attorney-in-fact, to sign any documents to transfer the Shares being purchased in accordance with the terms hereof. At such time as any Shares are no longer subject to the Company’s repurchase and first refusal rights, the aforesaid authorization shall expire.

(ii) Remedy. Without limitation of any other provision of this Plan or other rights, in the event that a Holder or any other Person is required to sell a Holder’s Shares pursuant to the provisions of Sections 9(b) or (c) hereof and in the further event that he or she refuses or for any reason fails to sign any transfer documents required to transfer such Shares to the Company or its designated purchaser of such Shares, the Company or such designated purchaser may deposit the applicable purchase price for such Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for such Holder or other Person, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by such Holder as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the Person who was required to sell the Shares to be sold pursuant to the provisions of Sections 9(b) or (c), such Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, such Holder shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its books and records or in any appropriate manner.

(f) Lockup Provision. If requested by the Company, a Holder shall not sell or otherwise transfer or dispose of any Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) held by him or her for such period following the effective date of a public offering by the Company of Shares as the Company shall specify reasonably and in good faith. If requested by the underwriter engaged by the Company, each Holder shall execute a separate letter confirming his or her agreement to comply with this Section.

(g) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Section 9 shall apply with equal force to additional and/or substitute securities, if any, received by Holder in exchange for, or by virtue of his or her ownership of, Shares.

(h) Termination. The terms and provisions of Section 9(b) and Section 9(c) (except for the Company’s right to repurchase Shares still subject to a risk of forfeiture upon a Termination Event) shall terminate upon the closing of the Company’s Initial Public Offering or upon consummation of any Sale Event, in either case as a result of which Shares are registered under Section 12 of the Exchange Act and publicly-traded on any national security exchange.

SECTION 10. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind (including social insurance contributions) required by law to be withheld by the Company or any Subsidiary with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver Shares (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

(b) Payment in Shares. The Company’s required tax withholding obligation may be satisfied, in whole or in part, by the Company (i) withholding from Shares to be issued pursuant to an Award a number of Shares having an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due or (ii) causing its transfer agent or broker to sell a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due and remitting the proceeds from such sale to the Company; provided, however, that the amount withheld does not exceed the maximum applicable tax rate or such lesser amount as is necessary to avoid liability accounting treatment.

SECTION 11. SECTION 409A AWARDS.

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as may be specified by the Committee from time to time. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. The Company makes no representation or warranty and shall have no liability to any grantee under the Plan or any other Person with respect to any penalties or taxes under Section 409A that are, or may be, imposed with respect to any Award.

SECTION 12. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. The Committee may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation of outstanding Stock Options and by granting such holders new Awards in replacement of the cancelled Stock Options. To the extent determined by the Committee to be required either by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or by applicable laws or otherwise, Plan amendments shall be subject to approval by the Company shareholders entitled to vote at a meeting of shareholders. Nothing in this Section 12 shall limit the Board’s or Committee’s authority to take any action permitted pursuant to Section 3(c). The Board reserves the right to amend the Plan and/or the terms of any outstanding Stock Options to the extent reasonably necessary to comply with the requirements of the exemption pursuant to paragraph (f)(4) of Rule 12h-1 of the Exchange Act.

SECTION 13. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Shares or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly so determine in connection with any Award.

SECTION 14. GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. No Shares shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied.

(b) No Share Certificates. Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable laws no share certificates shall be issued for the Shares acquired under the Plan.

(c) No Right to Continued Service. The adoption of the Plan and the grant of Awards do not confer upon any Person any right to continued employment or Service Relationship with the Company or any Subsidiary.

(d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.

(e) Designation of Beneficiary. To the extent permitted by the Committee and enforceable under applicable law, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award on or after the grantee’s death or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

(f) Legend. Any book entries evidencing the Shares shall contain the following notation (or such other notation to similar effect as may be required by the relevant central securities depository or book-entry system operator):

The transferability of the shares represented hereby are subject to the restrictions, terms and conditions (including repurchase and restrictions against transfers) contained in the Oura Inc. 2026 Share Option and Grant Plan and any agreements entered into thereunder by and between the company and the holder of the shares.

(g) Information to Holders of Options. In the event the Company is relying on the exemption from the registration requirements of Section 12(g) of the Exchange Act contained in paragraph (f)(1) of Rule 12h-1 of the Exchange Act, the Company shall provide the information described in Rule 701(e)(3), (4) and (5) of the Securities Act to all holders of Options in accordance with the requirements thereunder. The foregoing notwithstanding, the Company shall not be required to provide such information unless the optionholder has agreed in writing, on a form prescribed by the Company, to keep such information confidential.

(h) Information on Recipients of Awards. The Company shall maintain a register of the recipients of Awards in which the personal data of the recipients of Awards may be recorded. The Company may send all notices regarding any Awards to the recipients of Awards by e-mail to the latest address available to the Company.

SECTION 15. EFFECTIVE DATE OF PLAN.

The Plan shall become effective upon adoption by the Board, subject to an authorization being or having been granted by the Company’s shareholders for the Board to issue Shares or Options in accordance with applicable law. If the shareholders fail to authorize the Board to issue shares for purposes consistent with the Plan within 12 months after its adoption by the Board, then any Awards granted or sold under the Plan shall be rescinded and no additional grants or sales shall thereafter be made under the Plan. Subject to such approval by shareholders and to the requirement that no Shares may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the date the Plan is adopted by the Board.

SECTION 16. GOVERNING LAW; DISPUTES

This Plan, all Awards hereunder and any controversy arising out of or relating to this Plan and all Awards hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, excluding choice of law provisions. If any provision of this Plan or an Award Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible, and the other provisions will remain fully effective and enforceable.

By accepting an Award, each Holder irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America, in each case located in the State of Delaware, for any action arising out of or relating to the Plan (and agrees not to commence any litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the address contained in the records of the Company shall be effective service of process for any litigation brought against it in any such court. By accepting an Award, each Holder irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of Plan or Award hereunder in the courts of the State of Delaware or the United States of America, in each case located in the State of Delaware, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum. By accepting an Award, each Holder irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any litigation arising out of or relating to the Plan or any Award hereunder.

DATE ORIGINALLY ADOPTED BY THE BOARD OF DIRECTORS:	March 30, 2026

DATE APPROVED BY THE SHAREHOLDERS:	March 30, 2026

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OURA INC.

2026 SHARE OPTION AND GRANT PLAN

STOCK OPTION AGREEMENT

Grantee:	[____________] (“Grantee” or “you”)

Congratulations, you have been awarded an option (the “Option”) to purchase shares of common stock (the “Shares”) of Oura Inc., a Delaware corporation (including any successor entity, the “Company”), pursuant to the Oura Inc. 2026 Share Option and Grant Plan (as amended from time to time, the “Plan”). This Stock Option Agreement (this “Agreement”), together with the Plan, governs your rights and obligations under the Option. In the event of any conflict between the terms of the Plan and this Award Agreement, the terms of the Plan shall govern. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan. The Option constitutes full and complete satisfaction of any promises of equity awards in your written service agreement (including an offer letter) between you and the Company (or any of its Subsidiaries), and upon your acceptance of the Option any such promises shall be of no further force or effect.

If the Company uses an electronic capitalization table system (such as Shareworks, Carta or Equity Edge) and the fields in this Agreement are blank or the information is otherwise provided in a different format electronically, the blank fields and other information will be deemed to come from the electronic capitalization system and is considered part of the Option and the Agreement. In addition, the Company’s signature below shall be deemed to have occurred by the Company’s input of the Option in such electronic capitalization table system and your signature below shall be deemed to have occurred by your online acceptance of the Option through such electronic capitalization table system.

Number of Shares:	[____________] Shares

Exercise Price:	[_________] per share

Grant Date:	[____________]

Vesting Start Date:	[____________]

Type of Option:	[[Incentive Stock Option][Nonstatutory Stock Option]]

Expiration Date:	[____________]

Grantee acknowledges that, to the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of all Shares with respect to which Incentive Stock Options, including the Option (if applicable), are exercisable for the first time by Grantee in any calendar year exceeds $100,000 (U.S. Dollars) (or such other limitation as imposed by Section 422(d) of the Code), the Option and such other options shall be Nonstatutory Stock Options to the extent necessary to comply with the limitations imposed by Section 422(d) of the Code. Grantee further acknowledges that the rule set forth in the preceding sentence shall be applied by taking the Option and other “incentive stock options” into account in the order in which they were granted, as determined under Section 422(d) of the Code and the Treasury Regulations thereunder. Grantee also acknowledges that an Incentive Stock Option exercised more than three months after the termination of Grantee’s continuous Service Relationship, other than by reason of death or Disability, will be taxed as a Nonstatutory Stock Option.

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Vesting:	The Option shall become vested and exercisable as follows: [____________], subject to Grantee not experiencing a Termination of Service on or prior to each date. If Finnish social security and tax legislation is applicable on the Grantee, the Option cannot be exercised before one year and one day have passed from the Grant Date.

Exercise:	You may exercise this Option only in the following manner: Prior to the Expiration Date, the Grantee may deliver an Option Exercise Notice in the form attached as Exhibit B hereto indicating his or her election to purchase some or all of the Shares with respect to which this Option has vested. Such notice shall specify the number of Shares to be purchased. Payment of the exercise price may be made (i) in cash, by certified or bank check, or by wire transfer of immediately available funds, or (ii) by such other form as permitted by the Board.

Exercise After

Termination:	Any portion of the Option that is not vested and exercisable on the date of termination of your Service Relationship shall immediately expire and be null and void. Once any portion of the Option becomes vested and exercisable, your right to exercise such portion (or, as applicable, your representatives and legatees) following termination of your Service Relationship shall continue until the earliest of (i) the date that is (A) twelve (12) months following the date your Service Relationship terminates due to death or Disability (or such longer period as determined by the Committee and set forth in this Agreement), or (B) three (3) months following the date your Service Relationship terminates for any reason other than death or Disability (or such longer period as determined by the Committee and set forth in this Agreement), or (ii) the Expiration Date set forth above; provided that if your Service Relationship is terminated for Cause (or where grounds for a termination for Cause may exist), the Option shall terminate immediately and be null and void and shall not thereafter be exercisable.

Rights as a Stockholder:	The Option does not confer to you any rights as a shareholder of the Company until and unless you duly exercise all or a part of your Option and thereby become a shareholder with respect to the exercised Shares.

Repurchase Option:	Upon your Termination, the Company shall have the right to repurchase from you (or your Permitted Transferee) any Shares acquired upon exercise of the Option that are still subject to a risk of forfeiture as of the Termination Event, on such terms as set forth in the Plan.

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Lockup:	If requested by the Company, the Grantee shall not sell or otherwise transfer or dispose of any Shares (including, without limitation, pursuant to Rule 144 under the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”)) held by him or her for such period following the effective date of a public offering by the Company of Shares as the Company shall specify reasonably and in good faith. If requested by the underwriter engaged by the Company, the Grantee shall execute a separate letter confirming his or her agreement to comply with this section.

Tax Consequences:	You understand and agree that you are solely responsible for determining and complying with your own tax consequences and requirements resulting from the issuance and potential exercise of the Option based on the tax laws that apply to you. This Option is intended to be exempt from Section 409A of the U.S. Internal Revenue Code, as amended (the “Code”), as an exempt stock right described in U.S. Treasury Regulation Section 1.409A-1(b)(5). However, the Company makes no representation or warranty and shall have no liability to the Grantee if the Option is ultimately determined to constitute deferred compensation under Section 409A of the Code that is subject to the 20 percent tax thereunder.

The Plan:	You acknowledge that the Company has provided you with a copy of the Plan. Please review it carefully.

Stop-Transfer Orders:	Grantee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company shall not be required: (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

Notice:	Any notice, demand or request required or permitted to be given by either the Company or Grantee pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, as certified or registered mail, with postage prepaid, to the address of Grantee shown on the records of the Company, and to the Company at its principal executive office or such other address as a party may

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request by notifying the other in writing or when delivered by facsimile telecommunication or electronic mail to the facsimile number or electronic mail address set forth in the Grant Notice or such other facsimile number or electronic mail address as a party may request by notifying the other in writing. Any notice which is required to be given to Grantee shall, if Grantee is then deceased, be given to the person entitled to exercise his or her Option by written notice.

Governing Law; Severability:	This Agreement and the Exercise Notice shall be administered, interpreted and enforced under the laws of the State of Delaware, without regard to the conflicts of law principles thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

Dispute Resolution	Except as provided below, any dispute arising out of or relating to the Plan, the Option or the Shares, this Agreement, or the breach, termination or validity of the Plan, the Options, the Shares or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California, United States of America.

The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

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The Company, the Grantee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

Conformity to Securities Laws:	Grantee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the U.S. Securities Exchange Act of 1934, as amended, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by Applicable Laws, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

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Consent of Spouse:	If you are married and reside in the States of Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington, Wisconsin or any other State in which the laws of community property apply, you have obtained your spouse’s consent in the form of Exhibit A hereto (“Consent of Spouse”), effective on the date hereof. Notwithstanding the execution and delivery thereof, such consent shall not be deemed to confer or convey to your spouse any rights in your Options or Shares underlying the Options that do not otherwise exist by operation of law or the agreement of the parties. If you should marry or remarry subsequent to the date hereof while residing in any of the aforementioned States, you will within thirty (30) days thereafter obtain your new spouse’s acknowledgement of and consent to the existence and binding effect of all restrictions contained in the Plan and this Agreement by causing such spouse to execute and deliver a Consent of Spouse acknowledging the restrictions and obligations contained in this Agreement and the Plan, and agreeing and consenting to the same.

The Plan, this Agreement (including all Exhibits hereto) and any written employment agreement (including an offer letter) between you and the Company providing for acceleration of vesting of equity awards upon certain events constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and you with respect to the subject matter hereof.

(Signature Page Follows)

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Grant Date noted above.

COMPANY:	GRANTEE:

OURA INC.

By:________________________________	By:________________________________
[_______________]	Print Name: ________________________

Mandatory: Primary Residence Address:
___________________________________
___________________________________
___________________________________
___________________________________

[Signature Page to Stock Option Agreement]

EXHIBIT A

CONSENT OF SPOUSE

I, _________________________, spouse of ______________________, acknowledge that I have read the Stock Option Agreement, dated as of _________________ 20[__], to which this Consent of Spouse is attached as Exhibit A, as well as the Oura Inc. 2026 Share Option and Grant Plan (the “Plan”). I am aware that these documents contain provisions regarding certain rights to certain other holders of equity securities of Oura Inc. upon certain transfers of equity securities of Oura Inc. which my spouse may own including any interest I might have therein.

I hereby agree that my interest, if any, in any shares of equity securities subject to the Stock Option Agreement shall be irrevocably bound by such Agreement and the other Plan documents, and further understand and agree that any community property interest I may have in such shares shall be similarly bound by the Agreement and the other equity plan documents.

I am aware that the legal, financial and related matters contained in the Agreement are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent of Spouse. I have either sought such guidance or counsel or determined after reviewing the Agreement carefully that I will waive such right.

Dated as of the __ day of ______________, ________.

Signature

Print Name

A-1

EXHIBIT B

FORM OF OPTION EXERCISE NOTICE

Oura Inc.

Attention: [____________]

_____________________

_____________________

Pursuant to the terms of the Stock Option Agreement between the undersigned and Oura Inc. (the “Company”) dated _________________ (the “Option Agreement”) under the Oura Inc. 2026 Share Option and Grant Plan (the “Plan”), I [Insert Name] _______________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $_______ representing the purchase price for [Fill in Number of Shares] _______ Shares. I have chosen the following form(s) of payment:

[ ]	1.	Cash
[ ]	2.	Certified or bank check payable to Oura Inc.
[ ]	3.	Other (as permitted by the Board (please describe))
		_____________________________________________________.

If the Company uses an electronic capitalization table system (such as Shareworks, Carta or Equity Edge) and the fields in this exercise notice are blank or the information is otherwise provided in a different format electronically, the blank fields and other information will be deemed to come from the electronic capitalization system and is considered part of this exercise notice. In addition, the Company’s signature below shall be deemed to have occurred by the Company’s issuance of the Shares upon exercise and my signature below shall be deemed to have occurred by my online acceptance of the exercise notice through such electronic capitalization table system.

In connection with my exercise of the Option as set forth above, I hereby represent and warrant to the Company as follows:

(i) I have received, read and understood the Plan and the Option Agreement. I agree to abide by and be bound by their terms and conditions.

(ii) I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(iii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.

(iv) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(v) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.

(vi) I understand that the Shares may not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”) (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.

(vii) I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(viii) I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to the Option Agreement.

(ix) I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in the Option Agreement.

(x) I shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by me (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed 180 days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2241, or any successor provisions or amendments thereto).

I agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, I shall provide, within ten days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section (x) shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Securities and Exchange Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said 180 day (or other) period. I agree that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section (x).

I agree to execute such further instruments, including, without limitation, the Investment Representation Statement in the form attached hereto as Exhibit B-1, and to take such further action as the Company determines are reasonably necessary to carry out the purposes and intent of this Agreement.

The Plan, the Investment Representation Statement in the form attached hereto as Exhibit B-1, the Option Agreement and any written employment agreement (including an offer letter) between me and the Company providing for acceleration of vesting of equity awards upon certain events are incorporated herein by reference. This Agreement, the Plan, the Investment Representation Statement in the form attached hereto as Exhibit B-1, the Option Agreement and any written employment agreement (including an offer letter) between me and the Company providing for acceleration of vesting of equity awards upon certain events constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and me with respect to the subject matter hereof.

Sincerely yours,

Name:

Address:

Date:

EXHIBIT B-1

INVESTMENT REPRESENTATION STATEMENT

GRANTEE:

COMPANY	:	OURA INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of Oura Inc. (the “Company”), the undersigned (“Grantee”) represents to the Company the following:

1. Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Grantee is acquiring these Securities for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the United States Securities Act of 1933, as amended (the “Securities Act”).

2. Grantee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Grantee’s investment intent as expressed herein. In this connection, Grantee understands that, in the view of the United States Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Grantee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Grantee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Securities. Grantee understands that any certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable securities laws or agreements.

3. Grantee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at

B-1-1

the time of the grant of the Option to Grantee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the United States Securities Exchange Act of 1934, 90 days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may under present law be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the United States Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which, effective as of February 15, 2008, requires the resale to occur not less than six months, or, in the event the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, not less than one year, after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above or, in the case of a non-affiliate who subsequently hold the Securities less than one year, the satisfaction of the conditions set forth in section (2) of the paragraph immediately above.

4. Grantee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the United States Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Grantee:

______________________________________________
Date: _______________________,_____

B-1-2

OURA INC.

2026 SHARE OPTION AND GRANT PLAN

RESTRICTED STOCK UNIT AGREEMENT

Name of Grantee:	[_______________] (“Grantee”)

Number of RSUs:	[_______________]

Grant Date:	[_______________]

Vesting Commencement Date:	[_______________]

Expiration Date:	[[_______________] [the seventh (7th) anniversary of the Grant Date]]

Pursuant to the Oura Inc. 2026 Share Option and Grant Plan (the “Plan”) and this Restricted Stock Unit Award Agreement, including any additional terms and conditions for Grantee’s country in the appendix attached hereto (the “Appendix,” and together with the Restricted Stock Unit Award Agreement, the “Agreement”), Oura Inc., a Delaware corporation (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one Share of the Company.

If the Company uses an electronic capitalization table system (such as Shareworks, Carta or Equity Edge) and the fields in this Agreement are blank or the information is otherwise provided in a different format electronically, the blank fields and other information will be deemed to come from the electronic capitalization system and is considered part of the Award and the Agreement. However, if information in the electronic capitalization system deviates from the information in the resolution of the Board of Directors of the Company granting the Award and such deviation is due to a mistake in recording the Grant in the electronic capitalization system in accordance with the resolution of the Board of Directors, the information in the resolution of the Board of Directors shall prevail and is considered part of the Award and the Agreement. In addition, the Company’s signature below shall be deemed to have occurred by the Company’s input of the Award in such electronic capitalization table system and the Grantee’s signature below shall be deemed to have occurred by Grantee’s online acceptance of the Award through such electronic capitalization table system.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Shares issuable with respect to the Award (i) may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (a) the Restricted Stock Units have vested as provided in Section 2 of this Agreement and (b) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement and (ii) shall be subject to the transfer restrictions set forth in Section 9 of the Plan.

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2. Vesting of Restricted Stock Units. The Restricted Stock Units are subject to both a time-based condition (the “Time Condition”) and performance-based vesting (the “Performance Vesting”) described in Sections 2(a) and 2(b) below, both of which must be satisfied before the Restricted Stock Units will be deemed vested and may be settled in accordance with Section 5 of this Agreement.

(a) Time Condition. The Restricted Stock Units shall satisfy the Time Condition on the following schedule: [_________], provided that the Grantee maintains a continuous Service Relationship through such dates; provided, further, that in the event of the Company’s Initial Public Offering, any Restricted Stock Units that have not satisfied the Time Condition as of the first trading day following the effectiveness of the registration statement with respect to the Company’s Initial Public Offering (other than those that satisfy the Time Condition on the first trading day) shall instead satisfy the Time Condition on each May 1st, August 1st, November 1st and February 1st which follows the corresponding monthly date in which the Time Condition would have been satisfied absent the Company’s Initial Public Offering, provided that the Grantee maintains a continuous Service Relationship through such dates. If the Grantee’s Service Relationship moves from full-time to part-time, the Company may adjust the Time Condition to reflect such change and if the Grantee goes on a leave of absence, the Company may adjust the Time Condition in accordance with the Company’s leave of absence policy or the terms of such leave.

(b) Performance Vesting. The Restricted Stock Units shall satisfy the Performance Vesting on the first to occur of (i) immediately prior to a Sale Event or (ii) immediately prior to the first trading day of the Company’s Shares following the effectiveness of the registration statement (or other applicable prospectus) with respect to the Company’s Initial Public Offering; provided that either such event occurs prior to the Expiration Date.

(c) Vesting Date. Each date as of which both the Time Condition and Performance Vesting described in Sections 2(a) and 2(b) have been satisfied with respect to any Restricted Stock Units shall be referred to as a “Vesting Date.” No Vesting Date shall occur after the Expiration Date. To the extent the Restricted Stock Units have not satisfied both the Time Condition and the Performance Vesting, such Restricted Stock Units shall expire and be of no further force or effect on the Expiration Date. If Finnish social security and tax legislation is applicable on the Grantee, no Vesting Date shall occur before one year and one day have passed from the Grant Date.

The Committee may at any time accelerate the vesting schedule specified in this Section 2.

3. Termination of Service Relationship. If the Grantee’s continuous Service Relationship terminates for any reason (including death or Disability) prior to the satisfaction of the Time Condition set forth in Section 2(a) above, any Restricted Stock Units that have not satisfied the Time Condition as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Stock Units. If the Grantee’s continuous Service Relationship terminates for any reason other than for Cause (or where grounds for a termination for Cause may exist), 75 percent of the Grantee’s Restricted Stock Units that have satisfied the Time Condition as of the date the

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Grantee’s continuous Service Relationship terminates shall remain subject to the Performance Vesting set forth in Section 2(b) above, but shall expire and be of no further force or effect on the Expiration Date if the Performance Vesting has not been satisfied as of such date and the remaining 25 percent of the Grantee’s Restricted Stock Units that have satisfied the Time Condition as of the date the Grantee’s continuous Service Relationship terminates shall automatically and without notice terminate and be forfeited. Notwithstanding the foregoing, if the Grantee’s continuous Service Relationship terminates for Cause (or where grounds for a termination for Cause may exist), all Restricted Stock Units (including any Restricted Stock Units that have satisfied the Time Condition) shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Stock Units.

4. Nature of Grant. In accepting the Award, the Grantee acknowledges and agrees:

(a) the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended, or terminated by the Company at any time;

(b) the grant of the Award is exceptional, voluntary, and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;

(c) all decisions with respect to future Restricted Stock Units grants, if any, will be at the sole discretion of the Company;

(d) the Grantee’s participation in the Plan is voluntary;

(e) the Grantee’s participation in the Plan shall not create a right to employment or other service relationship with the Company or a Subsidiary;

(f) the Award and any Shares acquired under the Plan, and income from and value of same, are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company, the Service Recipient or any Subsidiary, and that are outside the scope of the Grantee’s employment or service contract, if any;

(g) unless otherwise agreed with the Company in writing, the Award and any Shares acquired under the Plan, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Grantee may provide as a director of a Subsidiary;

(h) the Award and any Shares acquired under the Plan, and the income from and value of same, are not intended to replace any pension rights or compensation;

(i) the Award and any Shares acquired under the Plan, and the income and value of same, are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long service awards, pension or retirement or welfare benefits or similar payments, and in no event should be considered as compensation for, or relating in any way to, past services for the Company, Service Recipient or any Subsidiary;

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(j) the future value of the Shares underlying the Restricted Stock Units is unknown, indeterminable and cannot be predicted with certainty;

(k) no claim or entitlement to compensation or damages shall arise from termination of the Award resulting from termination of the Grantee’s employment by the Company, the Service Recipient or any Subsidiary (for any reason whatsoever and whether or not in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment or service agreement, if any); for purposes of the Award, the Grantee’s service relationship will be considered terminated as of the date the Grantee is no longer providing services to the Company, the Service Recipient, or any Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of the employment laws in the jurisdiction where the Grantee is employed or the terms of his or her employment or service agreement, if any), and unless otherwise expressly provided in the Agreement, the Grantee’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate effective as of such date and will not be extended by any notice period or any period of “garden leave” or similar period mandated under local law; the Committee shall have the exclusive discretion to determine when the Grantee is no longer providing services for purposes of the grant (including whether the Grantee may still be considered to be providing services while on a leave of absence);

(l) the Award and the benefits under the Plan, if any, will not automatically transfer to another company in the case of a merger, take over or transfer of liability;

(m) the Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendation regarding the Grantee’s participation in the Plan, or the acquisition or sale of underlying Shares; the Grantee should consult with his or her personal tax, legal and financial advisors regarding the decision to participate in the Plan and before taking any action related to the Plan; and

(n) neither the Company nor any Subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the Euro (or other applicable currency) that may affect the value of the Award or any amounts due to him or her pursuant to the vesting of the Award, the subsequent sale of Shares acquired under the Plan or the receipt of any dividends and/or dividend equivalents.

5. Settlement of RSUs; Issuance of Shares. As soon as practicable following each Vesting Date specified in Section 2 (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Stock Units that have vested pursuant to Section 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such Shares.

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6. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Committee set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

7. Grantee Representations. In connection with any issuance of Shares upon settlement of Restricted Stock Units under this Agreement, the Grantee hereby represents and warrants to the Company as follows (to the extent applicable):

(a) The Grantee is acquiring the Shares for the Grantee’s own account for investment only, and not for resale or with a view to the distribution thereof.

(b) The Grantee has had such an opportunity as he or she has deemed adequate to obtain from the Company such information as is necessary to permit him or her to evaluate the merits and risks of the Grantee’s investment in the Company and has consulted with the Grantee’s own advisers with respect to the Grantee’s investment in the Company.

(c) The Grantee has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the acquisition of the Shares and to make an informed investment decision with respect to such acquisition.

(d) The Grantee can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(e) The Grantee understands and agrees that issuance of Shares is subject to and conditioned upon compliance by the Company and the Grantee with all applicable laws, including applicable securities laws and requirements of any stock exchange or automated quotation system on which the Shares may be listed or quoted.

(f) The Grantee understands that the Shares are not registered under the U.S. Securities Act (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 or another available exemption thereunder) or any applicable state or foreign securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act and under any applicable state or foreign securities or “blue sky” laws (or exemptions from the registration requirements thereof). The Grantee further acknowledges that book entries representing the Shares will bear restrictive notations reflecting the foregoing.

(g) The Grantee understands that the Company is under no obligation to register or qualify the Shares with the U.S. Securities and Exchange Commission or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares.

(h) The Grantee agrees that the Company shall have unilateral authority to amend this Agreement without the Grantee’s consent to the extent necessary to comply with securities or other laws applicable to issuance of the Shares.

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(i) The Grantee has read and understands the Plan and acknowledges and agrees that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

8. Responsibility for Taxes.

(a) Grantee Responsible for Tax-Related Items. Regardless of any action that the Company or the Grantee’s employer or a Subsidiary with which the Grantee has a Service Relationship (the “Service Recipient”) takes with respect to any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account, or other tax-related items related to the Grantee’s participation in the Plan and legally applicable or deemed legally applicable to him or her (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. The Grantee further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award or the underlying Shares, including, without limitation, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such issuance, and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of this Award or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. The Grantee shall not make any claim against the Company or its Board of Directors, officers or employees related to Tax-Related Items arising from this Award or the Grantee’s other compensation. Furthermore, if the Grantee has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Grantee acknowledges that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) Withholding. Prior to any relevant taxable or tax withholding event, the Grantee shall make adequate arrangements satisfactorily to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, Grantee authorizes the Company and/or the Service Recipient, or their respective agents, at their sole discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (i) by the Company withholding from Shares otherwise issuable to the Grantee in connection with the Award (ii) by the Company withholding from Grantee’s wage or any other cash compensation otherwise payable to Grantee by the Company and/or the Service Recipient; (iii) by the Company causing its transfer agent to sell from the number of Shares to be issued to the Grantee, the number of Shares necessary to satisfy the Tax-Related Items; (iv) by requiring the Grantee to pay to the Company, or make arrangements satisfactory to the Committee for payment of, the Tax-Related Items; or (iv) by any other method of withholding determined by the Company and permitted by applicable law.

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(c) Depending on the withholding method, the Company or the Service Recipient may withhold or account for Tax-Related Items by considering applicable statutory withholding amounts or other applicable withholding rates, including maximum applicable rates in the Grantee’s jurisdiction. In the event of over withholding, the Grantee may receive a refund of any over withheld amount in cash (with no entitlement to the common stock equivalent), or if not refunded, the Grantee may be able to seek a refund from the local tax authority. If the obligation for Tax-Related Items is satisfied by withholding a number of Shares, for tax purposes the Grantee will be deemed to have been issued the full number of Shares subjected to the vested Restricted Stock Units, notwithstanding that a number of Shares are held back solely for the purpose of paying the Tax-Related Items.

(d) The Company does not guarantee that the Grantee will be able to satisfy the Tax-Related Items through any of the methods described in the preceding provisions and in all circumstances, the Grantee remains responsible for timely and fully satisfying the Tax-Related Items.

(e) Unless the Tax-Related Items of the Company and the Service Recipient are satisfied, the Company will have no obligation to deliver to the Grantee any Shares or other consideration pursuant to this Agreement. In the event the Company’s obligation to withhold arises prior to the delivery to the Grantee of Shares or it is determined after the delivery of Shares to the Grantee that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, the Grantee agrees to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.

9. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

10. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in a Service Relationship, and neither the Plan nor this Agreement shall (i) create a right to employment or be interpreted as forming or amending an employment or service agreement with the Company or any Subsidiary, and/or (ii) interfere in any way with the right of the Company or any Subsidiary to terminate the Service Relationship of the Grantee at any time.

11. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding participation in the Plan, or the Grantee’s acquisition or sale of the underlying Shares. The Grantee understands and agrees that the Grantee should consult with personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Plan.

12. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

13. Data Privacy. By accepting the Award, the Grantee explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in the Agreement by and among, as applicable, the Company, the Service Recipient and any Affiliate for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.

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The Company is located at 415 Kearny St., San Francisco, California 94018, United States of America, and grants employees and consultants of the Company and its Subsidiaries, the opportunity to participate in the Plan, at the Company’s sole discretion. If the Grantee would like to participate in the Plan, the Grantee understands that he or she should review the following information about the Company’s data processing practices and declare his or her consent.

(a) Data Collection and Usage. The Company collects, processes and uses the Grantee’s personal data, including, name, home address, email address and telephone number, date of birth, social insurance number or other identification number, salary, citizenship, job title, any Shares or directorships held in the Company, and details of all awards, canceled, vested, or outstanding in the Grantee’s favor, which the Company receives from the Grantee or the Service Recipient (“Data”). If the Company offers the Grantee the opportunity to participate in the Plan, then the Company will collect the Grantee’s personal data for purposes of allocating Shares and implementing, administering and managing the Plan. The Company’s legal basis for the processing of the Grantee’s personal data would be the Grantee’s consent.

(b) Stock Plan Administration Service Providers. The Company transfers the Grantee’s Data to eShares, Inc. DBA Carta, Inc. and certain of its Affiliates (“Carta”) or such other stock plan service provider based in the United States, which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and share the Grantee’s data with another company that serves in a similar manner. The Company’s service provider will open an account for the Grantee. The Grantee will be asked to agree on separate terms and data processing practices with the service provider, which is a condition to his or her ability to participate in the Plan.

(c) International Data Transfers. The Grantee should note that his or her country may have enacted data privacy laws that are different from the United States of America. The Company’s legal basis for the transfer of the Grantee personal data is the Grantee’s consent.

(d) Voluntariness and Consequences of Consent Denial or Withdrawal. The Grantee’s participation in the Plan and his or her grant of consent is purely voluntary. The Grantee may deny or withdraw his or her consent at any time. If the Grantee does not consent, or if the Grantee withdraws his or her consent, the Grantee cannot participate in the Plan. This would not affect the Grantee’s salary as an employee; the Grantee would merely forfeit the opportunities associated with the Plan.

(e) Data Subject Rights. The Grantee has a number of rights under data privacy laws in his or her country. Depending on where the Grantee is based, his or her rights may include the right to (i) request access or copies of personal data the Company processes, (ii) rectification of incorrect data, (iii) deletion of data, (iv) restrictions on processing, (v) portability of data, (vi) to lodge complaints with competent authorities in his or her country, and/or (vii) a list with the names and addresses of any potential recipients of the Grantee’s personal data. To receive clarification regarding the Grantee’s rights or to exercise his or her rights, the Grantee may contact the Company by emailing [•].

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(f) Contractual Requirement. The Grantee’s provision of Data and its processing as described above is a contractual requirement and a condition to his or her ability to participate in the Plan. The Grantee understands that, as a consequence of his or her refusal to provide Data, the Company may not be able to allow the Grantee to participate in the Plan, grant Restricted Stock Units to him or her or administer or maintain such Award. However, the Grantee’s participation in the Plan and his or her acceptance of this Agreement are purely voluntary. While the Grantee will not receive Restricted Stock Units if he or she decides against participating in the Plan or providing Data as described above, with the exception of not receiving these benefits, the Grantee’s status as a service provider will not be affected in any way. For more information on the consequences of the refusal to provide Data, the Grantee may contact the Company by emailing [•].

Further, the Grantee also understands that the Company may, in the future, request the Grantee to provide another data privacy consent. If applicable and upon request of the Company, the Grantee agrees to provide an executed acknowledgement or data privacy consent form to the Company or the Service Recipient (or any other acknowledgements, agreements or consents) that the Company and/or the Service Recipient may deem necessary to obtain under the data privacy laws in the Grantee’s country, either now or in the future. The Grantee understands that he or she will not be able to participate in the Plan if he or she fails to execute any such acknowledgement, agreement or consent requested by the Company and/or the Service Recipient.

14. Insider Trading/Market Abuse Laws. The Grantee acknowledges that, depending on his or her country or broker’s country, or the country in which the Shares may be listed in the future, the Grantee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to accept, acquire, sell or attempt to sell, or otherwise dispose of the Shares, rights to Shares (e.g., the Restricted Stock Units) or rights linked to the value of Shares, during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws or regulations in applicable jurisdictions, including the U.S. and the Grantee’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Grantee placed before possessing inside information. Furthermore, the Grantee may be prohibited from (i) disclosing inside information to any third party, including fellow service providers (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Grantee acknowledges that it is the Grantee’s responsibility to comply with any applicable restrictions, and the Grantee should speak to his or her personal advisor on this matter.

15. Foreign Asset/Account, Exchange Control and Tax Obligations. The Grantee acknowledges that, depending on his or her country, the Grantee may be subject to foreign asset/account, exchange control and/or tax reporting requirements as the result of the acquisition of Shares or cash (including dividend equivalents, dividends, and the proceeds of the Shares) derived from the Grantee’s participation in the Plan, in, to and/or from a brokerage/bank account or legal entity located outside his or her country. The applicable laws of the Grantee’s country

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may require the Grantee to report such accounts, assets, the balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in his or her country. The Grantee may also be required to repatriate cash received from participating in the Plan to his or her country within a certain time after receipt. The Grantee acknowledges that he or she is responsible for ensuring compliance with any applicable foreign asset/account, exchange control and tax reporting requirements and should consult a personal tax, legal and/or financial advisors regarding the same.

16. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

17. Language. The Grantee acknowledges that he or she is proficient in the English language or have consulted with an advisor who is sufficiently proficient, to allow the Grantee to understand the terms and conditions of this document. If the Grantee has received this document, or any other document related to the Award and/or the Plan translated into a language other than English, and if the translated version is different than the English version, the English version will control.

18. Governing Law. This Agreement and any controversy arising out of it or the Plan shall be governed by and construed in accordance with the laws of the State of Delaware, excluding choice of law provisions.

19. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or the Shares, this Agreement, or the breach, termination or validity of the Plan, the Shares or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California, United States of America.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

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(c) The Company, the Grantee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 19 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

20. Reserved.

21. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

22. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Restricted Stock Units and on any Shares acquired upon settlement of the Restricted Stock Units, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

23. Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other grantee.

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24. Severability. The provisions of this Agreement are severable, and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

(Signature Page Follows)

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The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the Grant Date noted above.

COMPANY:	GRANTEE:

OURA INC.

By:________________________________	By:________________________________
[_______________]	Print Name: ________________________

Mandatory: Primary Residence Address:
___________________________________
___________________________________
___________________________________
___________________________________

[Signature Page to Restricted Stock Unit Agreement]

APPENDIX

ADDITIONAL TERMS AND CONDITIONS FOR GRANTEES

This Appendix, which is part of the Restricted Stock Unit Award Agreement (Global Form) (the “Agreement”) under the Oura Inc. 2026 Share Option and Grant Plan, contains additional terms and conditions that will apply to the Grantee if he or she resides and/or works in one of the countries listed below.

The information in this Appendix is based on the laws in effect in the respective countries as of March 2022. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Grantee not rely on the information in this Appendix as the only source of information relating to the consequences of his or her participation in the Plan because the information may be out of date at the time that the Grantee vests in the Award or at the time Shares are issued to the Grantee or when the Grantee sells Shares acquired under the Plan.

In addition, the information contained in this Appendix is general in nature and may not apply to the Grantee’s particular situation, and the Company is not in a position to assure the Grantee of a particular result. Accordingly, the Grantee should seek appropriate professional advice as to how the relevant laws in his or her country may apply to his or her situation.

Finally, if the Grantee is a citizen or resident of a country, or are considered a resident of a country, other than that in which the Grantee is currently working, or transfers residence and/or employment after the Grant Date, the information contained herein may not apply to him or her in the same manner. The Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply under these circumstances.

*

CANADA

Terms and Conditions

Settlement of Restricted Stock Units. Notwithstanding any terms or conditions of the Plan or the Agreement to the contrary, the Award will be settled in Shares only, not cash.

Termination of Service Relationship. This provision replaces Section 3 of the Agreement:

In the event of termination of the Grantee’s Service Relationship (whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or providing services or the terms of the Grantee’s employment or service agreement, if any), unless otherwise provided in this Agreement or the Plan, the Grantee’s right to vest in the Award, if any, will terminate effective as of the date that is the earliest of (1) the date upon which the Grantee’s Service Relationship is terminated; (2) the date the Grantee receive written notice of termination of the Service Relationship, or (3) the date the Grantee ceases to provide services to the Company or any Subsidiary, regardless of any notice period or period of pay in lieu of such notice required under applicable laws (including, but not limited to statutory law, regulatory law and/or common law); the Committee shall have the exclusive discretion to determine when the Grantee is no longer employed or actively providing services for purposes of the Award (including whether the Grantee may still be considered employed or actively providing services while on a leave of absence). Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting during a statutory notice period, the Grantee’s right to vest in the Award, if any, will terminate effective upon the expiry of the Grantee’s minimum statutory notice period, and the Grantee will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of the Grantee’s statutory notice period, nor will the Grantee be entitled to any compensation for lost vesting, unless otherwise provided in the Agreement.

The following provision applies if Grantee is a resident in Quebec:

Data Privacy. This provision supplements Section 13 of the Agreement:

The Grantee hereby authorizes the Company and/or the Service Recipient and their representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved with the administration and operation of the

Plan. The Grantee further authorizes the Company and any Subsidiary to disclose and discuss the Plan with their advisors. The Grantee further authorizes the Company and any Subsidiary to record such information and to keep such information in the Grantee’s employee file. The Grantee acknowledges and agrees that his or her personal information, including sensitive personal information, may be transferred or disclosed outside of the province of Quebec, including to the United States of America. Finally, the Grantee acknowledges and authorizes the Company and other parties involved in the administration of the Plan to use technology for profiling purposes and to make automated decisions that may have an impact on the Grantee or the administration of the Plan.

Language Consent. The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement Relatif à la Langue Utilisée. Les parties reconnaissent avoir expressément souhaité que la convention («Agreement»), ainsi que tous les documents, avis et procédures judiciaires, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Notifications

Securities Law Information. The Grantee acknowledges and agrees that Shares acquired under the Plan may not be sold or otherwise disposed of within Canada. The Grantee may sell the Shares acquired under the Plan only if the sale of Shares takes place outside Canada (including through the facilities of a stock exchange on which the Shares are listed).

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FRANCE

Terms and Conditions

Language Consent. The parties acknowledge that it is their express wish that the Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement Relatif à la Langue. Les parties reconnaissent avoir exigé la rédaction en anglais de la convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement, à la présente convention.

Notifications

Tax Information. The Award is not intended to be a French tax-qualified award.

NETHERLANDS

There are no country-specific provisions.

PERU

Terms and Conditions

Labor Law Acknowledgment. By accepting the Award, the Grantee acknowledges that the Award is being granted ex gratia to the Grantee with the purpose of rewarding the Grantee.

Notifications

Securities Law Information. The offer of Restricted Stock Units is considered a private offering in Peru. Therefore, it is not subject to registration.

SPAIN

Terms and Conditions

Labor Law Acknowledgment. This provision supplements Section 4 of the Agreement:

By accepting the Award, Grantee consents to participation in the Plan and acknowledges he or she has received a copy of the Plan document.

The Grantee understands and agrees that, as a condition of the grant of the Award, except as provided for in Section 4 of the Agreement, the Grantee’s termination of Service Relationship for any reason (including for the reasons listed below) will automatically result in the forfeiture of any Restricted Stock Units that have not satisfied the Time Condition (as set forth in Section 2(a) of the Agreement) as of the date of such termination.

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In particular, the Grantee understands and agrees that, unless otherwise provided in the Agreement, the Award will be forfeited without entitlement to the underlying Shares or to any amount as indemnification in the event of a termination of the Grantee’s Service Relationship prior to the satisfaction of the Time Condition by reason of, including, but not limited to: resignation, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without good cause (i.e., subject to a “despido improcedente”), individual or collective layoff on objective grounds, whether adjudged to be with cause or adjudged or recognized to be without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Service Recipient, and under Article 10.3 of Royal Decree 1382/1985.

Furthermore, the Grantee understands that the Company has unilaterally, gratuitously and discretionally decided to grant Awards under the Plan to individuals who may be employees or consultants of the Company or a Subsidiary. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or any Subsidiary on an ongoing basis, other than as expressly set forth in the Agreement. Consequently, the Grantee understands that the Award is granted on the assumption and condition that the Award and the Shares underlying the Award shall not become a part of any employment or service contract (either with the Company or any Subsidiary) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. In addition, the Grantee understands that the Award would not be granted but for the assumptions and conditions referred to above; thus, the Grantee acknowledges and freely accepts that, should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any Award of Restricted Stock Units shall be null and void.

Notifications

Securities Law Information. The Award and the Shares described in the Agreement and this Appendix do not qualify under Spanish regulations as securities. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory. The Agreement (including this Appendix) has not been nor will it be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.

UNITED KINGDOM

Terms and Conditions

Responsibility for Taxes. This provision supplements Section 8 of the Agreement:

Without limitation to Section 8 of the Agreement, the Grantee hereby agrees that her or she is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company, the Service Recipient or any Subsidiary or by HM Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority). The Grantee also hereby agrees to indemnify and keep indemnified the Company, the Service Recipient and any Subsidiary against any Tax-Related Items that the Grantee is required to pay or withhold or have paid or will pay on the Grantee’s behalf to HMRC (or any other tax authority or any other relevant authority).

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Section 431 Election. As a condition of participation in the Plan and the vesting of the Restricted Stock Units, the Grantee agrees, jointly with the Service Recipient, that the Grantee shall enter into the joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that the Grantee will not revoke such election at any time. This election will be to treat the Shares acquired pursuant to the vesting of the Award as if such Shares were not Restricted Securities (for U.K. tax purposes only). The Grantee must enter into such election, a copy of which is attached hereto as Exhibit A, concurrent with the execution of the Agreement or at such later time agreed to by the Company or the Service Recipient but in no event later than fourteen (14) days after the date the Restricted Stock Units vest.

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EXHIBIT A

SECTION 431 ELECTION FOR U.K. PARTICIPANTS

Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1.	Between

the Employee	«Name» Name of employee

whose National Insurance Number is	«Nat. Ins. Num.» National Insurance Number

and

the Company (who is the Employee’s employer)	[to be inserted]

of Company Registration Number	[to be inserted]

2.	Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that income tax/NICs that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the income tax/NICs due by reason of this election. Should this be the case, there is no income tax/NICs relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited, or revert to the original owner.

3.	Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the Employee and applies to:

Number of securities	All securities

Description of securities	Common stock

Name of issuer of securities	Oura Inc.

To be acquired by the Employee on or after the date of this Election under the terms of the Oura Inc.

4.	Extent of Application

This election disapplies:

* S.431(1) ITEPA: All restrictions attaching to the securities.

5.	Declaration

This election will become irrevocable upon the later of its signing or electronic acceptance and the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

In signing or electronically accepting this joint election, we agree to be bound by its terms as stated above.

__________________________________________	__/__/______

Signature (Employee)	Date
__________________________________________	__/__/______

Signature (for and on behalf of the Company)	Date
__________________________________________

Position in company

Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

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